Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 27th day of October, 1995.




/s/Douglas W. Leatherdale
Douglas W. Leatherdale

                                   Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 19th day of September, 1995.



/s/ Thomas H. Kean
Thomas H. Kean

                                   Exhibit 24

                              POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 26th day of September, 1995.




/s/ William C. Ballard, Jr.
William C. Ballard, Jr.

                                   Exhibit 24

                              POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 19th day of September, 1995.




/s/ Elizabeth J. McCormack
Elizabeth J. McCormack

                                   Exhibit 24

                              POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 19th day of September, 1995.




/s/ Richard T. Burke
Richard T. Burke

                                   Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the ___ day of ______________, 1995.




James L. Seiberlich

                                   Exhibit 24

                              POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 19th day of September, 1995.




/s/ William G. Spears
William G. Spears

                                   Exhibit 24

                              POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 19th day of September, 1995.




/s/James A. Johnson
James A. Johnson

                                   Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 18th day of October, 1995.




/s/ Gail R. Wilensky
Gail R. Wilensky

                                   Exhibit 24

                               POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and Kevin H. Roche, each with full power to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the THE METRAHEALTH COMPANIES, INC. 1995 EMPLOYEE STOCK OPTION PLAN, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 31st day of October, 1995.




/s/ Kennett L. Simmons
Kennett L. Simmons